November 6, 2024 Anirudh Badia 3821 Abbey Ct Campbell, CA 95008 Re: Terms of Separation Dear Anirudh: This letter confirms the agreement (“Agreement”) between you and Hippo Employee Services Inc. (the “Company”) and/or any of its affiliates concerning the terms of your separation from the Company and its affiliates, and offers you the separation compensation we discussed in exchange for a general release of claims and covenant not to sue. 1. Separation Date: December 2, 2024, is your last day of employment with the Company (the “Separation Date”). Notwithstanding the foregoing, you hereby resign as an officer of the Company or its subsidiaries including, but not limited to, as Chief Accounting Officer, effective November 8, 2024. 2. Acknowledgment of Payment of Wages: By your signature below, you acknowledge that you will receive one or more final paychecks for all wages owed through Separation Date, salary, bonuses, commissions, reimbursable expenses previously submitted by you, accrued vacation (if applicable) and any similar payments due you from the Company as of the Separation Date, on Separation Date, or such shorter time as required by applicable law. By signing below, you acknowledge that the Company does not owe you any other amounts. Please promptly submit for reimbursement all final outstanding expenses, if any. 3. Separation Benefits: In exchange for your agreement to the general release and waiver of claims and covenant not to sue set forth below and your other promises herein, the Company agrees to pay you, within thirty (30) days following the execution of the Renewal and Ratification of General Release and Waiver of Claims attached as Exhibit A, a lump sum payment in the gross amount of $112,500.00, less applicable withholding and deductions including, but not limited to, state and federal payroll deductions, which equals 3 months of your base salary (“Severance”). No contributions from you or the Company will be made to any retirement or savings plan with respect to the Severance. 4. Proprietary Information: You hereby acknowledge that you are bound by the attached Proprietary Information and Invention Assignment Agreement (Exhibit B hereto) and that as a result of your employment with the Company you have had access to the Company’s Proprietary Information (as defined in the agreement), that you will hold all Proprietary Information in strictest confidence and that you will not make use of such Proprietary Information on behalf of anyone. Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

Page 2 US-DOCS\119832991.1 You further confirm that you have delivered to the Company all documents and data of any nature containing or pertaining to such Proprietary Information and that you have not taken with you any such documents or data or any reproduction thereof. 5. Effect of Separation on Equity: Any currently unvested Performance Restricted Stock Units awarded to you under the Hippo Holdings Inc. 2019 Equity Incentive Plan or the 2021 Incentive Plan (the “Plan”) that have not vested as of the Separation Date will be automatically forfeited without consideration. Restricted Stock Units and Stock Options may continue to vest in if you continue in a consulting capacity pursuant to a written consulting agreement between you and the Company pursuant to and in accordance with the terms of any such agreement. You can access information about your equity grants in Hippo’s equity platform, Shareworks. Shareworks tutorials are available here or you may contact stock@hippo.com for support. You will be permitted to move vested shares to your personal brokerage account after your Separation Date. 6. General Release and Waiver of Claims: The payments and promises set forth in this Agreement are in full satisfaction of all accrued salary, vacation pay, bonus and commission pay, profit sharing, stock, stock options or other ownership interest in the Company, termination benefits or other compensation to which you may be entitled by virtue of your employment with the Company or your separation from the Company. To the fullest extent permitted by law, you hereby release and waive any other claims you may have against the Company and its owners, agents, officers, shareholders, employees, directors, attorneys, subscribers, subsidiaries, affiliates, successors and assigns (collectively “Releasees”), whether known or not known, including, without limitation, claims under any employment laws including, but not limited to, claims of unlawful discharge, breach of contract, breach of the covenant of good faith and fair dealing, fraud, violation of public policy, defamation, physical injury, emotional distress, claims for additional compensation or benefits arising out of your employment or your separation of employment, claims under Title VII of the Civil Rights Act of 1964 (Title VII), the Americans with Disabilities Act (ADA), the Family and Medical Leave Act (FMLA), the Fair Labor Standards Act (FLSA), the Equal Pay Act, the Employee Retirement Income Security Act (ERISA) (regarding unvested benefits), the Civil Rights Act of 1991, Section 1981 of U.S.C. Title 42, the Fair Credit Reporting Act (FCRA), the Worker Adjustment and Retraining Notification (WARN) Act, the California Worker Adjustment and Retraining Notification (Cal-WARN) Act, the National Labor Relations Act (NLRA), the Uniform Services Employment and Reemployment Rights Act (USERRA), the Genetic Information Nondiscrimination Act (GINA), the Immigration Reform and Control Act (IRCA), the California Fair Employment and Housing Act (FEHA), the California Labor Code, the California Constitution, and the California Family Rights Act (CFRA), all including any amendments and their respective implementing regulations, and any other federal, state, local, or foreign law (statutory, regulatory, or otherwise) that may be legally waived and released. a. By signing below, you expressly waive any benefits of Section 1542 of the Civil Code of the State of California, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

Page 3 US-DOCS\119832991.1 b. As a material inducement to Company to enter into this Agreement, you represent that you are not aware of any work-related injury, illness, or condition of any nature arising out of or related to your employment with Company. c. You agree to sign and return to HR@Hippo.com one copy of Exhibit A no earlier than the Separation Date and no later than 30days after the Separation Date. d. This general release and waiver of claims excludes, and you do not waive, release, or discharge any right to file a civil action or complaint with, or otherwise notify, a state agency, other public prosecutor, law enforcement agency, or any court or other governmental entity alleging claims or a violation of rights under the California Fair Employment and Housing Act (FEHA), as well as (1) any right to file an administrative charge or complaint with, or testify, assist, or participate in an investigation, hearing, or proceeding conducted by, the Equal Employment Opportunity Commission, the California Department of Fair Employment and Housing, or other similar federal, state, or local administrative agencies; (2) claims that cannot be waived by law, such as claims for unemployment benefit rights and workers' compensation; (3) any indemnification rights you have against the Company; and (4) any claims that may arise after the date you sign below. To the fullest extent permitted by law, any dispute regarding the scope of this general release shall be determined by an arbitrator under the procedures set forth in the arbitration clause below. 7. Specific Release of ADEA Claims: In further consideration of the payments and benefits provided to you in this Agreement, by signing below you irrevocably and unconditionally fully and forever waive, release, and discharge the Releasees from any and all claims, whether known or unknown, from the beginning of time through the date you sign below, arising under the Age Discrimination in Employment Act (ADEA), as amended, and its implementing regulations. By signing this Agreement, you acknowledge and confirm that: a. You have read this Agreement in its entirety and understand all of its terms; b. By this Agreement, you have been advised in writing to consult with an attorney of your choosing before signing this Agreement; c. You knowingly, freely, and voluntarily agree to all of the terms and conditions set out in this Agreement including, without limitation, the waiver, release, and covenants contained in it; d. You are signing this Agreement, including the waiver and release, in exchange for good and valuable consideration in addition to anything of value to which you are otherwise entitled; e. You were given at least twenty-one (21) days to consider the terms of this Agreement and consult with an attorney of your choice, although you may sign it sooner if desired and changes to this Agreement, whether material or immaterial, do not restart the running of the 21-day period; Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

Page 4 US-DOCS\119832991.1 f. You understand that you have seven (7) days after signing this Agreement to revoke the release in this paragraph by delivering notice of revocation to HR@Hippo.com before the end of this seven-day period; and g. You understand that the release in this paragraph does not apply to rights and claims that may arise after you sign this Agreement. 8. Knowing and Voluntary Acknowledgment: You specifically agree and acknowledge that: a. You have read this Agreement in its entirety and understands all of its terms; b. You have been advised to consult with an attorney before executing this Agreement and have been given at least five (5) business days to do so, although you may sign it sooner if desired; and c. You knowingly, freely, and voluntarily assent to all of this Agreement's terms and conditions including, without limitation, the waiver, release, and covenants contained in it. 9. Covenant Not to Sue. a. To the fullest extent permitted by law, at no time subsequent to the execution of this Agreement will you pursue, or cause or knowingly permit the prosecution, in any state, federal or foreign court, or before any local, state, federal or foreign administrative agency, or any other tribunal, of any charge, claim or action of any kind, nature and character whatsoever, known or unknown, which you may now have, have ever had, or may in the future have against Releasees, which is based in whole or in part on any matter released by this Agreement. b. Nothing in this section shall prohibit or impair you or the Company from complying with all applicable laws, nor shall this Agreement be construed to obligate either party to commit (or aid or abet in the commission of) any unlawful act. 10. Protected Rights: You understand that nothing in this Agreement or any policy of the Company (including the Proprietary Information and Invention Assignment Agreement, the General Release and Waiver of Claims, the Covenant Not to Sue, and the Non-disparagement Obligation) is intended to or does prevent you from (i) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that you have reason to believe is unlawful; (ii) contacting, filing a charge or complaint with, providing information to, or cooperating with any investigation or proceeding being conducted by, any federal or state law enforcement, governmental, or regulatory agency or body (such as the U.S. Department of Justice, the Securities and Exchange Commission, the Occupational Safety & Health Administration, the Equal Employment Opportunity Commission, the U.S. Department of Labor, the National Labor Relations Board, the California Department of Fair Employment and Housing, the California Labor Commissioner, or another federal or state fair employment practices agency) regarding alleged violations of law or unlawful acts in the workplace, and doing so in each case without prior authorization of or notice to the Company; (iii) challenging the enforceability of this Agreement if permitted by law; (iv) responding truthfully to inquiries by governmental or regulatory agencies or bodies; (v) giving truthful testimony or making statements under oath in Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

Page 5 US-DOCS\119832991.1 response to valid legal process (such as a subpoena) in any legal or regulatory proceeding; or (vi) pursuant to 18 U.S.C. § 1833(b), disclosing a trade secret in confidence to a governmental official, directly or indirectly, or to an attorney, if the disclosure is made solely for the purpose of reporting or investigating a suspected violation of law, or if the disclosure is made in a document filed under seal in a lawsuit or other proceeding, and a party cannot be held criminally or civilly liable under any federal or state trade secret law for such a disclosure. 11. Non-disparagement: You agree that you will not disparage Releasees or their products, services, agents, representatives, directors, officers, shareholders, attorneys, employees, vendors, affiliates, successors or assigns, or any person acting by, through, under, or in concert with any of them, with any written or oral statement. Nothing in this section shall prohibit you from providing truthful information in response to a subpoena or other legal process. 12. Cooperation. Through and following the Separation Date, you shall fully and completely cooperate with Company at their request to assist with existing or future investigations, proceedings, litigation, examinations, or other fact-finding or adjudicative proceedings, public or private, involving any of the Released Parties. This obligation includes you promptly meeting with the Company’s representatives at reasonable times upon their request, and providing information and, where applicable, testimony, that is truthful, accurate, and complete, according to information known to you. The Company will reimburse you within thirty (30) days upon submission of substantiating documentation for reasonable and necessary out-of-pocket expenses incurred by you in providing such cooperation that are approved in advance by the Chief Executive Officer of the Company or his designee. For periods after the Separation Date, the Company will pay you: (i) during the term of any consulting agreement in accordance with the terms of any such agreement; and (ii) after the term of any consulting agreement a reasonable, agreed-upon fee for your authorized time providing such cooperation. 13. Arbitration: Except for any claim for injunctive relief arising out of a breach of a party’s obligations to protect the other’s proprietary information, the parties agree to arbitrate, in Palo Alto, California through JAMS in conformity with the then-existing JAMS employment arbitration rules, which can be found at https://www.jamsadr.com/rules-employment-arbitration/, any and all disputes or claims arising out of or related to the validity, enforceability, interpretation, performance or breach of this Agreement, whether sounding in tort, contract, statutory violation or otherwise, or involving the construction or application or any of the terms, provisions, or conditions of this Agreement. The arbitration provisions of this Agreement shall be governed by and enforceable pursuant to the Federal Arbitration Act. In all other respects for provisions not governed by the Federal Arbitration Act, this Agreement shall be construed in accordance with the laws of the State of California, without reference to conflicts of law principles. Any arbitration may be initiated by a written demand to the other party. The arbitrator's decision shall be final, binding, and conclusive. The parties further agree that this Agreement is intended to be strictly construed to provide for arbitration as the sole and exclusive means for resolution of all disputes hereunder to the fullest extent permitted by law. The parties expressly waive any entitlement to have such controversies decided by a court or a jury. The parties waive any constitutional or other right to bring claims covered by this Agreement other than in their individual capacities. Except as may be prohibited by applicable law, the foregoing waiver includes the ability to assert claims as a plaintiff or class member in any purported class or representative proceeding. Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

Page 6 US-DOCS\119832991.1 14. Attorneys’ Fees: If any action is brought to enforce the terms of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and expenses from the other party, in addition to any other relief to which the prevailing party may be entitled. 15. No Admission of Liability: This Agreement is not and shall not be construed or contended by you to be an admission or evidence of any wrongdoing or liability on the part of Releasees, their representatives, heirs, executors, attorneys, agents, partners, officers, shareholders, directors, employees, subsidiaries, affiliates, divisions, successors or assigns. This Agreement shall be afforded the maximum protection allowable . 16. Complete and Voluntary Agreement: This Agreement, together with Exhibit A and Exhibit B hereto, Restricted Stock Unit Award Agreements, and the Stock Option Agreements, constitute the entire agreement between you and Releasees with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral, relating to such subject matter. You acknowledge that neither Releasees nor their agents or attorneys have made any promise, representation or warranty whatsoever, either express or implied, written or oral, which is not contained in this Agreement for the purpose of inducing you to execute the Agreement, and you acknowledge that you have executed this Agreement in reliance only upon such promises, representations and warranties as are contained herein, and that you are executing this Agreement voluntarily, free of any duress or coercion. 17. Severability: The provisions of this Agreement are severable, and if any part of it is found to be invalid or unenforceable, the other parts shall remain fully valid and enforceable. Specifically, should a court, arbitrator, or government agency conclude that a particular claim may not be released as a matter of law, it is the intention of the parties that the general release, the waiver of unknown claims and the covenant not to sue above shall otherwise remain effective to release any and all other claims. 18. Modification; Counterparts; Facsimile/PDF Signatures: It is expressly agreed that this Agreement may not be altered, amended, modified, or otherwise changed in any respect except by another written agreement that specifically refers to this Agreement, executed by authorized representatives of each of the parties to this Agreement. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. Execution of a facsimile or PDF copy shall have the same force and effect as execution of an original, and a copy of a signature will be admissible in any legal proceeding as if an original. 19. Review of Separation Agreement; Expiration of Offer: You understand that you may take up to twenty-one (21) days to consider this Agreement (the “Consideration Period”). The offer set forth in this Agreement, if not accepted by you before the end of the Consideration Period, will automatically expire. By signing below, you affirm that you were advised to consult with an attorney prior to signing this Agreement. 20. Effective Date: This Agreement will not become effective until the eighth (8th) day after you sign, without revoking, this Agreement (the “Effective Date”). Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

Page 7 US-DOCS\119832991.1 21. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of California. If you agree to abide by the terms outlined in this Agreement, please sign and return it to me. I wish you the best in your future endeavors. Sincerely, Hippo Employee Services Inc. By: ___________________________ Richard McCathron President and Chief Executive Officer READ, UNDERSTOOD, AND AGREED ________________________________ Name: Anirudh Badia Date Signed: __________________ Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB 11/6/2024 | 4:10:47 PM PST

US-DOCS\119832991.1 EXHIBIT A RENEWAL AND RATIFICATION OF GENERAL RELEASE AND WAIVER OF CLAIMS Do not sign before the Separation Date and no later than 30 days after the Separation Date. Upon signature, return a copy immediately to HR@Hippo.com. 1. I previously executed a Terms of Separation (“Agreement”) with Hippo Employee Services Inc. (“Company”), which is incorporated herein by reference and a Proprietary Information and Invention Assignment Agreement (“Proprietary Information Agreement”). Section 6 of the Agreement contains a General Release. 2. In exchange of my continued employment through the Separation Date, the Severance Payment, and the other promises and undertakings of the Company set out in the Agreement, I hereby renew and ratify my General Release and waiver of Claims under Section 6 of the Agreement as well as all other terms of the Agreement. I acknowledge that I am advised by this section to consult with an attorney before signing this Renewal and Ratification of General Release and Waiver of Claims. 3. This Renewal and Ratification of General Release will become effective and enforceable on the day I sign and return it to the Company. AGREED: _________________________________ Name ________________________ Date Signed Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

US-DOCS\119832991.1 EXHIBIT B PROPRIETARY INFORMATION AND INVENTION ASSIGNMENT AGREEMENT Docusign Envelope ID: D4C287C9-884A-4AE5-B3DB-5CE9151A29AB

4 EMPLOYEE NONDISCLOSURE, ASSIGNMENT AND NON-SOLICITATION AGREE- MENT This Agreement sets forth in writing certain understandings and procedures in effect as of the date of my initial employment with Hippo Analytics Inc. (“Company”). 1. Duties. In return for the compensation now and hereafter paid to me, I will perform such duties for Company as the Company may designate from time to time. During my employment with Company, I will devote my best efforts to the interests of Com- pany, will not engage in other employment or in any conduct in direct conflict with Company’s interests that would cause a material and substantial disruption to Com- pany and will otherwise abide by all of Company’s policies and procedures. Further- more, I will not (a) reveal, disclose or otherwise make available to any unauthorized person any Company password or key, whether or not the password or key is as- signed to me or (b) obtain, possess or use in any manner a Company password or key that is not assigned to me. I will use my best efforts to prevent the unauthorized use of any laptop or personal computer, peripheral device, software or related technical documentation that the Company issues to me, and I will not input, load or otherwise attempt any unauthorized use of software in any Company computer, whether or not such computer is assigned to me. 2. “Proprietary Information” Definition. “Proprietary Information” includes (a) any in- formation that is confidential or proprietary, technical or non-technical information of Company, including for example and without limitation, information related to Com- pany Innovations (as defined in Section 4 below), concepts, techniques, processes, methods, systems, designs, computer programs, source documentation, trade secrets, formulas, development or experimental work, work in progress, forecasts, proposed and future products, marketing plans, business plans, customers and suppliers and any other nonpublic information that has commercial value or (b) any information Com- pany has received from others that Company is obligated to treat as confidential or proprietary, which may be made known to me by Company, a third party or otherwise that I may learn during my employment with Company. 3. Ownership and Nondisclosure of Proprietary Information. All Proprietary Infor- mation and all worldwide: patents (including, but not limited to, any and all patent ap- plications, patents, continuations, continuation-in-parts, reissues, divisionals, substitu- tions, and extensions), copyrights, mask works, trade secrets and other worldwide rights in and to the Proprietary Information are the property of Company, Company’s assigns, Company’s customers and Company’s suppliers, as applicable. I will not disclose any Proprietary Information to anyone outside Company, and I will use and disclose Proprietary Information to those inside Company only as necessary to per- form my duties as an employee of Company. If I have any questions as to whether information is Proprietary Information, or to whom, if anyone, inside Company, any Proprietary Information may be disclosed, I will ask my manager at Company 4. “Innovations” Definition. In this Agreement, “Innovations” means all discoveries, designs, developments, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of ex- pression (whether or not protectable under copyright laws), trade secrets, know-how, DocuSign Envelope ID: 39F575CD-56D1-46D0-8476-BB2815471571si v l I : D4C287 9 884A- AE5 B3DB-5CE9151A29AB

5 ideas (whether or not protectable under trade secret laws), mask works, trademarks, service marks, trade names and trade dress. 5. Disclosure and License of Prior Innovations. I have listed on Exhibit A (“Prior Inno- vations”) attached hereto all Innovations relating in any way to Company’s business or demonstrably anticipated research and development or business, which were con- ceived, reduced to practice, created, derived, developed, or made by me prior to my employment with Company (collectively, the “Prior Innovations”). I represent that I have no rights in any such Company-related Innovations other than those Innovations listed in Exhibit A (“Prior Innovations”). If nothing is listed on Exhibit A (“Prior In- novations”), I represent that there are no Prior Innovations at the time of signing this Agreement. I hereby grant to Company and Company’s designees a royalty-free, ir- revocable, worldwide, fully paid-up license (with rights to sublicense through multi- ple tiers of sublicensees) to practice all patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations that I incorporate, or permit to be incorporated, in any Innovations that I, solely or jointly with others, conceive, develop or reduce to practice within the scope of my employ- ment with Company (the “Company Innovations”). Notwithstanding the foregoing, I will not incorporate, or permit to be incorporated, any Prior Innovations in any Com- pany Innovations without Company’s prior written consent. 6. Disclosure and Assignment of Company Innovations. I will promptly disclose and describe to Company all Company Innovations. I hereby do and will assign to Com- pany or Company’s designee all my right, title, and interest in and to any and all Company Innovations. To the extent any of the rights, title and interest in and to Company Innovations cannot be assigned by me to Company, I hereby grant to Com- pany an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-as- signable rights, title and interest, including, but not limited to, the right to make, use, sell, offer for sale, import, have made, and have sold, such Company Innovations. To the extent any of the rights, title and interest in and to Company Innovations can nei- ther be assigned nor licensed by me to Company, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against Company, any of Company’s successors in interest, or any of Company’s cus- tomers. This Section 6 shall not apply to any Innovations that (a) do not relate, at the time of conception, reduction to practice, creation, derivation, development or making of such Innovation to Company’s business or actual or demonstrably anticipated re- search, development or business; and (b) were developed entirely on my own time; and (c) were developed without use of any of Company’s equipment, supplies, facili- ties or trade secret information; and (d) did not result from any work I performed for Company. 7. Future Innovations. I will disclose promptly in writing to Company all Innovations conceived, reduced to practice, created, derived, developed, or made by me within the scope of my employment with the Company and for three (3) months thereafter, whether or not I believe such Innovations are subject to this Agreement, to permit a determination by Company as to whether or not the Innovations should be considered Company Innovations. Company will receive any such information in confidence. DocuSign Envelope ID: 39F575CD-56D1-46D0-8476-BB2815471571si v l I : D4C287 9 884A- AE5 B3DB-5CE9151A29AB

6 8. Notice of Nonassignable Innovations to Employees in California. This Agreement does not apply to an Innovation that qualifies fully as a nonassignable invention under the provisions of Section 2870 of the California Labor Code. I acknowledge that a condition for an Innovation to qualify fully as a non-assignable invention under the provisions of Section 2870 of the California Labor Code is that the invention must be protected under patent laws. I have reviewed the notification in Exhibit B (“Limited Exclusion Notification”) and agree that my signature acknowledges receipt of the no- tification. 9. Cooperation in Perfecting Rights to Company Innovations. I agree to perform, during and after my employment, all acts that Company deems necessary or desirable to per- mit and assist Company, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Company Innovations as pro- vided to Company under this Agreement. If Company is unable for any reason to se- cure my signature to any document required to file, prosecute, register or memorialize the assignment of any rights or application or to enforce any right under any Com- pany Innovations as provided under this Agreement, I hereby irrevocably designate and appoint Company and Company’s duly authorized officers and agents as my agents and attorneys in fact to act for and on my behalf and instead of me to take all lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of rights under such Innovations, all with the same legal force and effect as if executed by me. The foregoing is deemed a power coupled with an interest and is irrevocable. 10. Return of Materials. At any time upon Company’s request, and when my employ- ment with Company is over, I will return all materials (including, without limitation, documents, drawings, papers, diskettes and tapes) containing or disclosing any Pro- prietary Information (including all copies thereof), as well as any keys, pass cards, identification cards, computers, printers, pagers, personal digital assistants or similar items or devices that the Company has provided to me. I will provide Company with a written certification of my compliance with my obligations under this Section. 11. No Violation of Rights of Third Parties. During my employment with Company, I will not (a) breach any agreement to keep in confidence any confidential or proprie- tary information, knowledge or data acquired by me prior to my employment with Company or (b) disclose to Company, or use or induce Company to use, any confi- dential or proprietary information or material belonging to any previous employer or any other third party. I am not currently a party, and will not become a party, to any other agreement that is in conflict, or will prevent me from complying, with this Agreement. 12. Survival. This Agreement (a) shall survive my employment by Company; (b) does not in any way restrict my right to resign or the right of Company to terminate my employment at any time, for any reason or for no reason; (c) inures to the benefit of successors and assigns of Company; and (d) is binding upon my heirs and legal repre- sentatives. 13. No Solicitation. During my employment with Company and for two (2) years there- after, I will not solicit, encourage, or cause others to solicit or encourage any employ- ees of Company to terminate their employment with Company. DocuSign Envelope ID: 39F575CD-56D1-46D0-8476-BB2815471571si v l I : D4C287 9 884A- AE5 B3DB-5CE9151A29AB

7 14. No Disparagement. During my employment with Company and after the termination thereof, I will not disparage Company, its products, services, agents or employees. 15. Injunctive Relief. I agree that if I violate this Agreement, Company will suffer irrepa- rable and continuing damage for which money damages are insufficient, and Com- pany shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including money damages if appropriate), to the extent permitted by law. 16. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when actually delivered; (b) by overnight courier, upon written verification of receipt; (c) by facsimile transmission, upon acknowledgment of receipt of elec- tronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in Company’s records or such other address as I may provide in writing. Notices to Company shall be sent to Company’s Human Resources Department or to such other address as Company may specify in writing. 17. Governing Law; Forum. This Agreement shall be governed by the laws of the United States of America and by the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. Company and I each irrevocably consent to the exclusive per- sonal jurisdiction of the federal and state courts located in California, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seek- ing to enforce any order or any judgment of such federal or state courts located in California, such personal jurisdiction shall be nonexclusive. Additionally, notwith- standing anything in the foregoing to the contrary, a claim for equitable relief arising out of or related to this Agreement may be brought in any court of competent jurisdic- tion. 18. Severability. If an arbitrator or court of law holds any provision of this Agreement to be illegal, invalid or unenforceable, (a) that provision shall be deemed amended to provide Company the maximum protection permitted by applicable law and (b) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected. 19. Waiver; Modification. If Company waives any term, provision or breach by me of this Agreement, such waiver shall not be effective unless it is in writing and signed by Company. No waiver shall constitute a waiver of any other or subsequent breach by me. This Agreement may be modified only if both Company and I consent in writ- ing. 20. Entire Agreement. This Agreement, including any agreement to arbitrate claims or disputes relating to my employment that I may have signed in connection with my employment by Company, represents my entire understanding with Company with respect to the subject matter of this Agreement and supersedes all previous under- standings, written or oral. DocuSign Envelope ID: 39F575CD-56D1-46D0-8476-BB2815471571si v l I : D4C287 9 884A- AE5 B3DB-5CE9151A29AB

8 Exhibit A PRIOR INNOVATIONS Check one of the following: Ô NO SUCH PRIOR INNOVATIONS EXIST. OR Ô YES, SUCH PRIOR INNOVATIONS EXIST AS DESCRIBED BELOW (include basic description of each Prior Innovation): Exhibit B LIMITED EXCLUSION NOTIFICATION TO EMPLOYEES IN CALIFORNIA THIS IS TO NOTIFY you in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between you and Company does not require you to assign or offer to assign to Com- pany any invention that you developed entirely on your own time without using Company’s equipment, supplies, facilities or trade secret information except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to Company’s business, or actual or demonstrably anticipated research or development of Company; or (2) Result from any work performed by you for Company. To the extent a provision in the foregoing Agreement purports to require you to assign an invention otherwise excluded from the preceding Section, the provision is against the public policy of California and is unenforceable. This limited exclusion does not apply to any patent or invention covered by a contract between Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States. I ACKNOWLEDGE RECEIPT of a copy of this notification. DocuSign Envelope ID: 39F575CD-56D1-46D0-8476-BB2815471571 X si v l I : D4C287 9 884A- AE5 B3DB-5CE9151A29AB

9 HIPPO ANALYTICS INC. By: Assaf Wand Title CEO Anirudh Badia Date: Date: DocuSign Envelope ID: 39F575CD-56D1-46D0-8476-BB2815471571 4/23/20194/23/2019 si v l I : D4C287 9 884A- AE5 B3DB-5CE9151A29AB